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EXHIBIT 10.3

CONTRIBUTION AND CONVEYANCE AGREEMENT

        This Contribution and Conveyance Agreement (this "Agreement") dated effective as of 12:01 a.m. Eastern Standard Time on                        , 2002 (the "Effective Time"), is entered into by and among ANSCHUTZ RANCH EAST PIPELINE, INC., a Utah corporation ("Ranch East"), ANSCHUTZ RANCH EAST PIPELINE LLC, a Delaware limited liability company ("Ranch LLC"), THE ANSCHUTZ CORPORATION, a Kansas corporation ("TAC"), PPS HOLDING COMPANY, a Delaware ("Holding"), PACIFIC ENERGY GP, INC., a Delaware corporation ("GP Inc.") PACIFIC ENERGY PARTNERS, L.P., a Delaware limited partnership (the "MLP"), PACIFIC ENERGY GROUP LLC, a Delaware limited liability company ("PEG"), ROCKY MOUNTAIN PIPELINE SYSTEM LLC, a Delaware limited liability company ("Rocky Mountain LLC"), PACIFIC PIPELINE SYSTEM LLC, a Delaware limited liability company ("PPS"), and RANCH PIPELINE LLC, a Delaware limited liability company ("Frontier LLC").

RECITALS:

        A.    Holding and GP Inc. have formed the MLP pursuant to the Delaware Act (defined below) for the purpose of, among other things, to acquire, own and operate crude oil midstream assets, as well as participate in any and all other lawful activities under the Delaware Act.

        B.    In order to accomplish the objectives and purposes in the preceding recital, the following actions have been taken prior to date hereof pursuant to that certain Contribution Agreement dated                        , 2002.

        1.    Holding has formed GP Inc., and contributed $1,000 to GP Inc. as a capital contribution in exchange for 100% of the stock of GP Inc.

        2.    GP Inc. and TAC have formed the MLP, and GP Inc. contributed $20 to the MLP as a capital contribution in exchange for a 2% general partner interest in the MLP and TAC contributed $980 to the MLP as a capital contribution in exchange for a 98% limited partner interest in the MLP.

        3.    Holding has formed Pacific Terminals LLC, a Delaware limited liability company ("Terminals"), and contributed $1,000 to Terminals as a capital contribution in exchange for a 100% membership interest in Terminals.

        C.    Concurrently with the consummation of the transactions contemplated hereby, each of the following matters shall occur:

        1.    Ranch East will convert into Ranch LLC.

        2.    TAC will contribute its 100% membership interest in Ranch LLC to Holding as a capital contribution in exchange for a continuation of TAC's 100% ownership interest in Holding.

        3.    Holding will contribute its 100% membership interest in Ranch LLC and its 100% ownership interest in PEG to GP Inc. as a capital contribution, in exchange for a continuation of Holding's 100% membership interest in GP Inc.

        4.    GP Inc. will contribute its 100% ownership interest in PEG and its 100% membership interest in Ranch LLC to the MLP in exchange for (a) a continuation of its 2% general partner interest in the MLP, (b) the issuance of the IDRs, (c) 1,365,000 Common Units representing a 6.4% interest in the MLP, (d) 10,465,000 Sub Units representing a 49% interest in the MLP and (e) the right to receive $121,240,000 sourced from the Debt.

        5.    The public, through the Underwriters, will contribute $182,000,000 ($169,300,000, net of the Underwriters' Spread) to the MLP in exchange for 9,100,000 Common Units representing a 42.6% interest in the MLP.

        6.    The MLP will (a) pay transaction expenses $4,688,000 (excluding the Underwriters' Spread), and (b) contribute $166,260,000 and its 100% membership interest in Ranch LLC to PEG in exchange for a continuation of the MLP's 100% membership interest in PEG.

        7.    PEG will contribute $87,000,000, to Rocky Mountain LLC as a capital contribution, in exchange for a continuation of its 100% membership interest in Rocky Mountain LLC, which amount shall be used to retire an equal amount of Rocky Mountain LLC's then-existing debt.

        8.    PEG will contribute $79,260,000 to PPS as a capital contribution, in exchange for a continuation of its 100% membership interest in PPS, which amount shall be used to retire an equal amount of PPS's then-existing debt.

        9.    PEG will borrow the Debt.

        10.  PEG will contribute $97,140,000 to PPS as a capital contribution in exchange for a contribution of its 100% membership interest in PPS, which amount will be used to retire an equal amount of PPS's then-existing debt.

        11.  PEG will contribute $4,920,000 to Frontier LLC as a capital contribution in exchange for a continuation of its 100% membership interest in Frontier LLC, which amount will be used to retire an equal amount of Frontier LLC's then-existing debt.

        12.  PEG will distribute $121,240,000 to the MLP.

        13.  The MLP will distribute $121,240,000 to GP Inc.

        14.  GP Inc. will distribute $96,240,000 to Holding.

        15.  GP Inc. will loan $25,000,000 to TAC.

        16.  Holding will distribute $96,240,000 to TAC.

        17.  If the Underwriters exercise the Option, the proceeds of that exercise, net of the Underwriters' Spread, shall be used to redeem a number of Common Units owned by GP Inc. equal to the number of Common Units sold pursuant to the exercise of the Option, in reimbursement of certain capital expenditures.

ARTICLE 1
DEFINITIONS

        Section 1.1    Terms.    The following defined terms shall have the meanings given below:

        "Common Units" has the meaning given such term in the Partnership Agreement.

        "Debt" means a $225,000,000 recourse loan from                        to PEG, $121,240,000 of which is guaranteed by the MLP.

        "Delaware Act" means the Delaware Revised Uniform Partnership Act.

        "IDR's" has the meaning given such term in the Partnership Agreement.

        "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

        "Option" means the Underwriters' over allotment option to purchase up to            Common Units.

        "Partnership Agreement" means the First Amended and Restated Agreement of Limited Partnership of Pacific Energy Partners, L.P. dated                        .

        "Sub Units" has the meaning given such term in the Partnership Agreement.

        "Underwriters" means Salomon Smith Barney Inc., Deutsche Bank Securities Inc., Lehman Brothers Inc., UBS Warburg LLC, A.G. Edwards & Sons, Inc., Raymond James & Associates, Inc., and RBC Dain Rauscher Inc.

        "Underwriters' Spread" means 7% of the total amount contributed by the public or $11,535,000.

ARTICLE 2
CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

        Section 2.1    Conversion of Ranch East into Ranch LLC.    The parties hereto acknowledge that Ranch East converts to Ranch LLC.

        Section 2.2    Contribution of Ranch LLC Interest by TAC to Holding.    TAC hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to Holding, its successors and assigns, for its and their own use forever, all right, title and interest of TAC in and to Ranch LLC in exchange for a continuation of TAC's 100% ownership interest in Holding.

        Section 2.3    Contribution of Ranch LLC and PEG Interests by Holding to GP Inc.    Holding hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to GP Inc., its successors and assigns, for its and their own use forever, all right, title and interest of Holding in and to Ranch LLC and PEG in exchange for a continuation of Holding's 100% ownership interest in GP Inc.

        Section 2.4    Contribution of Ranch LLC and PEG Interests by GP Inc. to the MLP.    GP Inc. hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to GP Inc., its successors and assigns, for its and their own use forever, all right, title and interest of GP Inc. in and to Ranch LLC and PEG in exchange for (a) a continuation of its 2% general partner interest in the MLP, (b) the issuance of the IDRs, (c) 1,365,000 Common Units representing a 6.4% interest in the MLP, (d) 10,465,000 Sub Units representing a 49% interest in the MLP and (e) the right to receive $121,240,000 sourced from the Debt.

        Section 2.5    Public Cash Contribution.    The parties to this Agreement acknowledge a cash contribution by the public through the Underwriters of $182,000,000 ($109,300,000, net of the Underwriters' Spread) to the MLP in exchange for 9,100,000 Common Units representing a 42.6% interest in the MLP.

        Section 2.6    Payment of Transaction Expenses.    The parties to this Agreement acknowledge the payment of transaction expenses of $4,688,000 (net of the Underwriters' Spread).

        Section 2.7    Contribution of Cash and Ranch LLC Interests by the MLP to PEG.    The MLP hereby grants, contributes, bargains, sells, conveys, assigns, transfers, sets over and delivers to PEG, its successors and assigns, for its and their own use forever, all right, title and interest of the MLP in and to $166,260,000 and Ranch LLC in exchange for a continuation of the MLP's 100% membership interest in PEG.

        Section 2.8    Contribution of Cash by PEG to Rocky Mountain LLC.    PEG hereby contributes to Rocky Mountain LLC, its successors and assigns, $87,000,000 in exchange for a continuation of PEG's 100% membership interest in Rocky Mountain LLC, which amount shall be used to retire an equal amount of Rocky Mountain LLC's existing debt.

        Section 2.9    Contribution of Cash by PEG to PPS.    PEG hereby contributes to PPS, its successors and assigns, $79,260,000 in exchange for a continuation of PEG's 100% membership interest in PPS, which amount shall be used to retire an equal amount of PPS's existing debt.

        Section 2.10    Borrowing of the Debt.    The parties to this Agreement acknowledge that PEG is borrowing the Debt concurrently herewith.

        Section 2.11    Contribution of Cash by PEG to PPS.    PEG hereby contributes to PPS, its successors and assigns, $97,140,000 in exchange for a continuation of PEG's 100% membership interest in PPS, which amount shall be used to retire an equal amount of PPS's existing debt.

        Section 2.12    Contribution of Cash by PEG to Frontier LLC.    PEG hereby contributes to Frontier LLC, its successors and assigns, $4,920,000 in exchange for a continuation of PEG's 100% membership interest in Frontier LLC, which amount shall be used to retire an equal amount of Frontier LLC's existing debt.

        Section 2.13    Distribution of Cash by PEG to the MLP.    PEG hereby distributes to the MLP, its successors and assigns, $121,240,000, and the MLP accepts such amount as a distribution.

        Section 2.14    Distribution of Cash by the MLP to GP Inc.    The MLP hereby distributes to GP Inc., its successors and assigns, $121,240,000, and GP Inc. accepts such amount as a distribution.

        Section 2.15    Distribution of Cash by GP Inc. to Holding.    GP Inc. hereby distributes to Holding, its successors and assigns, $96,240,000, and Holding accepts such amount as a distribution.

        Section 2.16    Loan by GP Inc. to TAC.    The parties to this Agreement acknowledge that GP Inc. loans $25,000,000 to TAC concurrently herewith.

        Section 2.17    Distribution of Cash by Holding to TAC.    Holding hereby distributes to TAC, its successors and assigns, $96,240,000, and TAC accepts such amount as a distribution.

ARTICLE 3
ADDITIONAL TRANSACTIONS

        Section 3.1    Purchase of Additional Common Units.    If the Option is exercised in whole or in part the net proceeds thereof will be used to redeem a number of Common Units owned by GP Inc. equal to the number of Common Units sold pursuant to the exercise of the Option, in reimbursement of certain capital expenditures.

ARTICLE 4
FURTHER ASSURANCES

        Section 4.1    Further Assurances.    From time to time after the Effective Time, and without any further consideration the parties hereto shall execute, acknowledge and deliver all such additional instruments, notices and other documents and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

ARTICLE 5
EFFECTIVE TIME

        Notwithstanding anything contained in this Agreement to the contrary, none of the provisions of Article 2 or Article 3 of this Agreement shall be operative or have any effect until the Effective Time at which time all the provisions of Article 2 and Article 3 of this Agreement shall be effective and operative as of the Effective Time, without further action by any party hereto.

ARTICLE 6
MISCELLANEOUS

        Section 6.1    Headings; References; Interpretation.    All article and section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words "hereof," "herein" and "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All references herein to articles and sections shall, unless the context requires a different construction, be deemed to be references to the articles and sections of this Agreement, respectively. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa.

        Section 6.2    Successors and Assigns.    The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

        Section 6.3    No Third Party Rights.    The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

        Section 6.4    Counterparts.    This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

        Section 6.5    Governing Law.    This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts made and to be performed wholly within such state without giving effect to conflict of law principles thereof, except to the extent that it is mandatory that the law of some other jurisdiction shall apply.

        Section 6.6    Severability.    If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid, and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the parties as expressed in this Agreement at the time of execution of this Agreement.

        Section 6.7    Amendment or Modification.    This Agreement may be amended or modified from time to time only by the written agreement of all the parties hereto.

        Section 6.8    Integration.    This Agreement supersedes all previous understandings or agreements between the parties, whether oral or written, with respect to its subject matter. This document is an integrated agreement which contains the entire understanding of the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or form part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

        Section 6.9    Waiver of Bulk Sales Laws.    Each of the parties hereto hereby waives compliance with any applicable bulk sales law or any similar law in any applicable jurisdiction in respect of the transactions contemplated by this Agreement. "Laws" means any and all laws, statutes, ordinances, rules or regulations promulgated by a governmental authority, orders of a governmental authority, judicial decisions, decisions of arbitrators or determinations of any governmental authority or court.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first written above.

ANSCHUTZ RANCH EAST PIPELINE, INC.
By:
Name:
Title:
ANSCHUTZ RANCH EAST PIPELINE LLC
By:
Name:
Title:
THE ANSCHUTZ CORPORATION
By:
Name:
Title:
PPS HOLDING COMPANY
By:
Name:
Title:
PACIFIC ENERGY GP, INC.
By:
Name:
Title:

PACIFIC ENERGY PARTNERS, L.P.
By:	PACIFIC ENERGY GP, INC., its General Partner
By:
Name:
Title:
PACIFIC ENERGY GROUP LLC
By:
Name:
Title:
ROCKY MOUNTAIN PIPELINE SYSTEM LLC
By:
Name:
Title:
PACIFIC PIPELINE SYSTEM LLC
By:
Name:
Title:
RANCH PIPELINE LLC
By:
Name:
Title:

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EXHIBIT 10.3